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                                                                    Exhibit 21.1




                           SUBSIDIARIES OF THE COMPANY

Following consummation of the Transactions (as such term is defined in the Registration Statement on Form S-1 of which this Exhibit 21.1 is a part) the Company will have the following subsidiaries:


                 NAME                        JURISDICTION
                 ----                        ------------

      Rutherford-Moran Exploration              Texas
                 Company

            Thai Romo Limited                 Thailand

        Thai Romo Holdings, Inc.              Delaware